UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 13, 2017
 Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Abbott Park Road
Abbott Park, Illinois 60064-6400
(Address of principal executive offices)(Zip Code)

(Registrant’s telephone number, including area code): (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 13, 2017, Alere Inc., a Delaware corporation (“Alere”), Abbott Laboratories, an Illinois corporation (“Abbott”), and Angel Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Abbott (“Merger Sub”) entered into an Amendment to Agreement and Plan of Merger (the “Amendment”), which amends the previously announced Agreement and Plan of Merger (the “Original Merger Agreement” and as amended by the Amendment, the “Amended Merger Agreement”), by and among Alere, Abbott and Merger Sub.

Under the terms of the Amendment, Alere, Abbott and Merger Sub have agreed to reduce the merger consideration to be paid by Abbott for each share of Alere’s common stock, par value $0.001 per share (the “Shares”) in the Merger (as defined in the Amended Merger Agreement) to $51.00 in cash per Share, without interest, from $56.00 in cash per Share, without interest.

The Amendment also extends the date after which each of Alere and Abbott would have a right to terminate the Amended Merger Agreement to September 30, 2017, subject to the terms and conditions set forth in the Amended Merger Agreement. The Amendment also reduces the termination fee that Alere may be required to pay Abbott under specified circumstances to $161 million, from $177 million.

Completion of the Merger remains subject to various closing conditions, including (1) the adoption of the Amended Merger Agreement by the affirmative vote of the holders of at least a majority of all outstanding Shares, (2) there being no judgment or law enjoining or otherwise prohibiting the consummation of the Merger, (3) the expiration of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of other required antitrust approvals and (4) the absence of a Material Adverse Effect (as defined in the Amended Merger Agreement). The obligation of each of Alere and Abbott to consummate the Merger is also conditioned on the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Amended Merger Agreement.

The Amendment also provides that neither any matter set forth in Alere’s public filings made with the Securities and Exchange Commission (the “SEC”) between January 1, 2014 and April 13, 2017 nor any matter of which Abbott or any of Abbott’s representatives was made aware prior to April 13, 2017 could be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur. Further, in addition to the qualifications set forth in the Original Merger Agreement, the Amendment qualifies all of Alere’s representations and warranties made in the Amended Merger Agreement (including those made in the Original Merger Agreement) by all matters set forth in Alere’s public filings made with the SEC between January 1, 2014 and April 13, 2017 and any matter known by Abbott or any of Abbott’s representatives prior to April 13, 2017.

In addition, the Amendment changes Abbott’s commitment to provide Alere’s employees that continue with Abbott with specified levels of compensation and benefits to be a commitment through the first anniversary of the Effective Time, rather than through December 31, 2017 and a 2018 long-term incentive award to each continuing employee employed by Abbott or its subsidiaries at the time annual long-term awards are made generally that is no less favorable than the long-term incentive award made to similarly situated employees of Abbott generally.

Other than as expressly modified pursuant to the Amendment, the Original Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by Abbott on February 2, 2016, remains in full force and effect.  The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Item 8.01. Other Events.

Concurrently with the execution of the Amendment, Abbott and Alere entered into a Settlement Agreement (the “Settlement Agreement”). The Settlement Agreement releases claims arising out of or related to the Merger, and resolves the parties’ pending litigation in Delaware Chancery Court.  The Settlement Agreement provides reciprocal releases, except for any potential antitrust claims by Alere to the extent they relate to developments after August 25, 2016, which would not be released until the parties obtain all consents and regulatory clearances necessary for closing. Abbott’s potential claims based on information not excluded from the definition of Material Adverse Effect in the Amended Merger Agreement are also not released.  Finally, the Settlement Agreement provides for dismissal of the Delaware litigation with prejudice, with the exception of the non-released antitrust claims, which will be dismissed without prejudice.

On April 14, 2017, Abbott and Alere issued a joint press release announcing that they had entered into the Amendment.  A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit
2.1

Amendment to Agreement and Plan of Merger, dated as of April 13, 2017, among Alere Inc., Abbott Laboratories and Angel Sub, Inc. (Exhibit 1 of which is filed as Exhibit 99.1 to this Current Report on Form 8-K)

99.1	Joint Press Release of Alere Inc. and Abbott Laboratories, dated April 14, 2017.

— Private Securities Litigation Reform Act of 1995 —

A Caution Concerning Forward-Looking Statements

Some statements in this communication may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Among other risks, there can be no guarantee that the acquisition of Alere will be completed or when it will be completed, or that the expected benefits of the acquisition will be realized. The actual financial impact of this transaction, including the accretive impact of the transaction, may differ from the anticipated financial impact described in this communication. Economic, competitive, governmental, technological and other factors that may affect Abbott’s operations are discussed in Item 1A, “Risk Factors,’’ to Abbott’s Annual Report on Securities and Exchange Commission Form 10-K for the year ended December 31, 2016, and are incorporated by reference. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: April 14, 2017	By:	/s/ Brian B. Yoor
	Name:	Brian B. Yoor
	Title:	Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
2.1

Amendment to Agreement and Plan of Merger, dated as of April 13, 2017, among Alere Inc., Abbott Laboratories and Angel Sub, Inc. (Exhibit 1 of which is filed as Exhibit 99.1 to this Current Report on Form 8-K)

99.1	Joint Press Release of Alere Inc. and Abbott Laboratories, dated April 14, 2017.